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                                                                   Exhibit 10.11

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                                 KOZMO.COM, INC.



                        1999 INCENTIVE STOCK OPTION PLAN



                                  (AS AMENDED AND RESTATED AS OF MARCH 16, 2000)


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                KOZMO.COM, INC. 1999 INCENTIVE STOCK OPTION PLAN
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                  (as amended and restated as of March 6, 2000)

                  1. ESTABLISHMENT AND PURPOSE OF THE PLAN.

                  (a) ESTABLISHMENT. Kozmo.com, Inc. (the "Company"), a Delaware corporation, hereby establishes a stock option plan to be named the Kozmo.com, Inc. 1999 Incentive Stock Option Plan (the "Plan"). The Plan is separate from, and does not replace, the Kozmo.com, Inc. 1999 Stock Option Plan. All options granted pursuant to this Plan on or after the effective date of this Plan shall be governed by the terms and conditions of this Plan.

                  (b) PURPOSE. The purpose of this Plan is to authorize the grant to directors, officers, key employees, advisors and others affiliated with the Company of options ("options") to purchase shares of common stock of the Company, par value $.001 (the "Common Stock"), and thus benefit the Company by giving such persons a greater personal interest in the success of the enterprise and an added incentive to continue and advance in their service to the Company.

                  (c) GRANT OF OPTIONS. The date of grant of an option under the Plan will be the date on which the option is awarded by the Board or the Committee, unless a later date is specified by Board or the Committee at the time of the award; PROVIDED, HOWEVER, that in the case of an incentive stock option, the date of grant shall be no earlier than the date as of which the optionee becomes an employee of the Company or one of its subsidiaries. Options which may be granted under this Plan include options intended to qualify as "incentive stock options" under Sections 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options.

                  (d) NO EVIDENCE OF EMPLOYMENT OR SERVICE. Nothing contained in the Plan or in any option agreement shall confer upon any optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the optionee from the rate in existence at the time of the grant of an option.

                  2. ADMINISTRATION.

                  (a) SELECTION OF PARTICIPANTS AND AMOUNT OF AWARDS; POWERS OF THE COMMITTEE. The Plan shall be administered by the Board of Directors or by a compensation committee (the "Committee") to be appointed from time to time by the Board of Directors of the Company (the "Board"); PROVIDED, HOWEVER, that, so long as it shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act") in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the 1934 Act with respect to transactions pursuant to
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the Plan, each of such persons, at the effective date of his or her appointment to the Committee, shall be a "disinterested person" within the meaning of Rule 16b-3. Members of the Committee, or if the Plan is administered by the Board, a majority of the Board, shall not be eligible to receive stock options granted under the Plan. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems appropriate. A majority of its members shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any decision or determination that is reduced to writing and signed by a majority of the members shall be fully as effective as if made by a majority vote at a meeting duly called and held. The Board or Committee shall have authority, subject to the terms of the Plan, to determine: (i) the persons eligible to receive options hereunder, (ii) the number of shares for which options are granted, (iii) the option price, (iv) whether an option shall be a non-qualified option or an incentive stock option, (v) the time when the options may be granted and exercised, (vi) the vesting schedule for the options, and (vii) the terms and provisions of the agreements by which options shall be evidenced. The Committee shall have full power and authority to construe, interpret and administer the Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board of Directors shall place into effect the determinations of the Committee.

                  (b) LIABILITY; INDEMNIFICATION. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to administration of this Plan. Each member of the Board and the Committee shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of any claim or action brought involving such member claiming any rights or remedies arising out of such member's participation in administration of this Plan.

                  3. SHARES SUBJECT TO THE PLAN.

                  (a) GENERAL. Subject to adjustments made pursuant to Section 11 (relating to adjustments upon changes in capital structure and other corporate transactions), the aggregate number of shares of the Company's Common Stock for which options may be awarded under the Plan shall be 11,613,546 shares of Common Stock. The shares of Common Stock pursuant to which options are granted under this Plan may be shares of Common Stock previously issued and acquired or reacquired, as the case may be, by the Company (or, if applicable at any future time, any of its subsidiaries or other entities in common control with the Company at any time), or authorized but unissued shares of Common Stock maintained in the Company's treasury, as the Board or Committee from time to time may determine.

                  (b) EFFECT OF EXPIRED OPTIONS. In the event that any options granted hereunder expire or terminate for any reason, such a corresponding number of shares of Common Stock shall again be available for options under the Plan. The Company shall not, upon the exercise of any option,


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be required to issue or deliver any shares of Common Stock prior to the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable.

                  4. ELIGIBILITY.

                  (a) Any key employee of the Company, and any non-employee providing services to the Company (as a director, agent, consultant, advisor, professional or otherwise), in the discretion of the Board of Directors, shall be eligible to be granted options hereunder (any such employees granted options pursuant to this Plan as well as any such non-employees are referred to herein as "optionee" or "Plan Participants"). The Committee may determine (in its sole discretion) that any person who would otherwise be eligible to be granted options hereunder shall, nonetheless, be ineligible to receive any option under this Plan, for any reason or for no reason.

                  (b) Unless otherwise determined by the Board or the Committee, non-qualified stock options shall be granted only to directors, advisors, officers and key employees of the Company and incentive stock options shall be granted only to key employees. Employees of the Company shall be eligible to receive options under the Plan only upon the completion of one continuous year of employment with the Company, unless otherwise determined to be eligible by the Board. Directors and officers of the Company shall be eligible to receive options under the Plan only after serving on the Board or as officers for one continuous year, unless otherwise determined to be eligible by the Board or Committee.

                  5. OPTION PRICE. Unless otherwise determined by the Board or the Committee, the purchase price per share of Common Stock under each non-qualified option will be the book value of such Common Stock on the date of grant as determined in accordance with generally accepted accounting principles. Qualified incentive stock options may be granted at an option price per share not less than 100% of the fair market value of a share on the date of grant. No option may have a term greater than 10 years. Qualified incentive stock options granted to persons who own more than 10 percent of the Company's stock have option prices not less than 110% of the fair market value of the stock on the date of grant and may have terms no longer than 5 years. In no event shall the purchase price per share of Common Stock under any option be less than the par value of a share of Common Stock.

                  6. PERIOD OF OPTION AND RIGHTS TO EXERCISE. Subject to the provisions of this Section and Sections 9 and 10 hereof, an option shall be exercisable as follows:

                  (a) Unless otherwise determined by the Board or the Committee, 25% of an option shall become exercisable upon and after twelve (12) months following the date of grant. Thereafter, 1/36 of the remaining 75% of such option shall vest following each subsequent month period, on the last day of the month, until the entire option is vested.


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                  (b) The right to exercise an option shall expire on the
expiration date specified in the agreement evidencing the option, which in no event shall be later than ten years from the date the option was granted.

                  (c) No shares shall be delivered pursuant to any exercise of an option until the requirements of such laws and regulations as may be deemed by the Board or Committee to be applicable are satisfied and until payment of the option price is received by the Company. Such payment shall be made as specified in the agreement evidencing the option, which may provide for payment in cash or other manner approved by the Board or the Committee. Except as provided in Sections 9 and 10 hereof, no option may be exercised unless the optionee is then in the service of the Company and shall have continuously been in the service of the Company since the grant of the option.

                  7. RESTRICTIONS UPON SALE OF STOCK. If an optionee purchases Common Stock of the Corporation pursuant to the exercise of an option granted under this Plan, such optionee shall not sell, transfer or otherwise dispose of such Common Stock without the prior written consent of the Company prior to the date upon which the Company first offers its Common Stock for sale in a public offering registered under the Securities Act of 1933, as amended.

                  8. TRANSFERABILITY OF OPTIONS. An option granted under the Plan may not be transferred except by will or the laws of descent or distribution, and such option shall be exercisable, during the lifetime of the optionee, only by the optionee.

                  9. TERMINATION OF SERVICES. Except as specifically provided in an award agreement or employment agreement applicable to an optionee:

                  (a) In the event that employment of an optionee by, or affiliation with, the Company is terminated for any reason other than death, a fully-vested option granted hereunder shall be exercisable by the optionee at any time prior to the expiration date of the option or within ninety days after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination; PROVIDED, HOWEVER, that any optionee who is terminated for cause (which, except as otherwise defined in an applicable award or employment agreement, shall mean willful neglect of duties or malfeasance in respect of the Company, its properties, assets, business or employees) shall lose the right to exercise any option granted under this Plan as of the date of notice of such termination. Notwithstanding the foregoing, if in the judgment of the Board or Committee an optionee shall cease to perform services for the Company as a result of a disability, the optionee may exercise an option within one year after the date of cessation of services, but in no event after the expiration date specified in the agreement evidencing the option, if and to the extent that the optionee was entitled to exercise the option at the time of cessation of services.


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                  (b) If an optionee does not exercise any outstanding option which was exercisable upon the date of cessation of services to the Company within the foregoing ninety-day or one-year periods following such cessation, the option shall thereupon expire.

                  10. DEATH OF OPTIONEE. In the event of the death of an optionee while in the employ or affiliated with the Company or within the period of sixty (60) days next succeeding the optionee's cessation of services, the option will be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within six months after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such option on the date of death.

                  11. ADJUSTMENT IN SHARES SUBJECT TO PLAN. In the event that the outstanding shares of Common Stock are subject to a stock split or changed into or exchanged for a different number or kind of shares or other securities of the Company or other corporation by reason of a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares or a dividend payable in capital stock, or a similar corporate structural change, then (i) the total number of shares of Common Stock subject to this Plan shall be appropriately adjusted, (ii) the rights of Plan Participants shall be appropriately adjusted as to the number of shares of Common Stock subject to the option and/or as to the option price, and (iii) if the Company is involved in a dissolution, liquidation, merger, or combination in which it is not the surviving entity and the options outstanding hereunder are not assumed by the surviving corporation or a parent thereof, then each outstanding option granted hereunder shall terminate thirty (30) days after the effective date of such dissolution, liquidation, merger or consolidation. Within said thirty (30) day period, the optionee may exercise his option in whole or in part, to the extent it shall not have previously been exercised. The granting of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

                  12. ACCELERATION UPON CHANGE IN CONTROL. In the event of a Change in Control (as defined below), notwithstanding anything to the contrary herein all options granted under the Plan shall be considered 100% vested and nonforfeitable. For purposes of the foregoing, a "Change in Control" shall be deemed to have occurred when:

                  (A) Any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), whether or not the Company is then subject to the terms of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then-outstanding securities; or

                  (B) The individuals who were directors on the Effective Date, or any director whose appointment or election by the Board or nomination for election by the Company's


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         shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office, who either were directors as of the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) cease for any reason to constitute a majority of the directors then serving on the Company's board of directors; or

                  (C) There is consummated a merger or consolidation of the Company, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary, at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity, or any parent thereof, outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of the Company's securities (excluding any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing twenty percent (20%) or more of the combined voting power of the Company's then-outstanding securities; or

                  (D) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  For purposes of the above, "Person" shall mean any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  13. SUBSTITUTION OR ASSUMPTION OF OPTIONS. Notwithstanding any provision of the Plan to the contrary (but subject to the provisions of Section 3 hereof), by action of the Board, the


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Company may as an incident to or by reason of any corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, substitute new options on Common Stock of the Company for options granted by another employer to its employee on stock of such employer or may assume options granted by another employer to its employees, at such purchase prices and under such conditions, in the case of non-qualified options, as the Board may approve and, in the case of incentive stock options, as may be permitted by Section 425(a) of the Internal Revenue Code, as amended, and the Committee is hereby expressly authorized to take such action as may be required to effectuate any such issuance or assumption. Shares of Common Stock of the Company subject to any option so issued or assumed shall be charged against the total number of shares available for grant of options under the Plan.

                  14. WITHHOLDING AND REPORTING. The Company's obligation to deliver shares of Common Stock or make payment upon the exercise of any option or with respect to its purchase of any option shall be subject to applicable federal, state and local tax withholding and reporting requirements.

                  15. PERIOD, EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under the Plan at any time prior to the tenth anniversary of the effective date of the Plan, on which anniversary the Plan will expire except as to options then outstanding thereunder, which options shall remain in effect until they have been exercised or have expired or otherwise terminated pursuant to the terms of the Plan (including any award or employment agreement entered into with an optionee with respect to options granted hereunder). The Plan may be abandoned or terminated at any time by the Board except with respect to any options then outstanding under the Plan.

                  16. AMENDMENT OF THE PLAN. The Board of Directors or Committee may at any time or from time to time make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company; PROVIDED, HOWEVER, that no such termination or amendment shall (i) without the consent of the individual to whom any awards shall theretofore have been granted, affect or impair the rights of such individual under the Plan, (ii) increase the maximum number of shares that may be issued under the Plan, (iii) change the minimum purchase price under the Plan, (iv) extend the period during which any option may be granted or exercised or (v) change the provisions of the Plan relating to eligibility.

                  17. SUBJECT TO STOCKHOLDERS' AGREEMENT. The shares of Common Stock deliverable upon the exercise of options under this Plan shall be governed by all of the terms, conditions, restrictions and limitations contained in the First Amended and Restated Stockholders' Agreement, dated as of December 23, 1999, among the Company and the stockholders identified therein (the "Stockholders' Agreement"). By exercising an option pursuant to this Plan, each Plan participant shall thereby agree to any and all such terms, conditions, restrictions and limitations, and shall execute a copy of the Stockholders' Agreement. In addition, any shares of Common Stock issued pursuant to this Plan shall be subject to such restrictions on transfer and limitations as shall, in the


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opinion of the Administrator or the Company's corporate counsel, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof.

                  18. EFFECTIVENESS. This Plan as amended and restated shall be effective as of March 16, 2000; PROVIDED, HOWEVER, that Section 12 of the Plan shall only become effective upon the Company obtaining the approval of the Company's shareholders necessary to satisfy the requirements for the exemption contained in Section 280G(b)(5)(B) of the Internal Revenue Code of 1986, as amended. The Company will use reasonable best efforts to cause the Plan to continue to satisfy the exemption referred to above.


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